CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
                            1900 U.S. Bank Building
                             233 South 13th Street
                          Lincoln, Nebraska 68508-2095
                                 (402) 474-6900
                               Fax (402) 474-5393




                               September 2, 1998



FILED VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      Re: KPM Funds, Inc., Form N-1A Amendment #5
          Registration Nos. 33-78234; 811-8488

Ladies and Gentlemen:

     On behalf of the above-referenced registrant, we submit Post-Effective No. 5 under the Securities Act of 1933 and Amendment No. 6 under the Investment Company Act of 1940 of Form N-1A Registration Statement together with exhibits. Pursuant to Rule 485(b), this Amendment shall become effective immediately on September 2, 1998. This Amendment was prepared pursuant to the requirements of the "old" Form N-1A, as the Registrant has elected to conform to the requirements of new Form N-1A in the fall of 1999. The undersigned reviewed this Amendment and represents that the Amendment does not contain disclosures that would render it ineligible to become effective under Rule 485(b).

     If you have any questions, please feel free to contact the undersigned at the above number.

                                       Very truly yours,

                                       /s/ JOHN C. MILES

                                       JOHN C. MILES
                                       For the Firm
Encs.


As filed with the Securities and Exchange Commission on September 2, 1998

                                           1933 Act Registration Number 33-78234
                                           1940 Act Registration Number 811-8488



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]
                      Pre-Effective Amendment No.      [ ]
                      Post-Effective Amendment No.   5 [x]
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[x]
                             Amendment No.   6  [x]



                                KPM FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              10250 Regency Circle
                                Omaha, NE  68114
                         (Address of Principal Offices)

              Registrant's Telephone Number, including Area Code:
                                 (402) 392-7931

                                Rodney D. Cerny
                              10250 Regency Circle
                                Omaha, NE  68114
                    (Name and Address of Agent for Service)




                        Copies of all communications to:
                              JOHN C. MILES, ESQ.
                  Cline, Williams, Wright, Johnson & Oldfather
                 1900 U.S. Bank Building, 233 South 13th Street
                               Lincoln, NE  68508

Approximate Date of Proposed Public Offering:  As soon as practicable after the
                   Registration Statement becomes effective.

 It is proposed that this filing will become effective (check appropriate box)

          [x]  immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.
          [ ]  on (date) pursuant to paragraph (b)
          [ ]  60 days after filing pursuant to paragraph (a)(1)
          [ ]  on (date) pursuant to paragraph (a)(1)
          [ ]  75 days after filing pursuant to paragraph (a)(2)
          [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.


  This Registration Statement relates to an indefinite number of shares of the Registrant pursuant to Rule 24f-2 under the Securities Act of 1933.

 THE RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED JUNE 30, 1998 WAS FILED ON OR
                            ABOUT AUGUST  28, 1998.



                                KPM FUNDS, INC.
                             Cross-Reference Sheet
                            Required by Rule 404(a)

N-1A Item No.                                     Location in Prospectus
-------------                                     ----------------------
                                     PART A

1. Cover Page                                     Cover Page

2. Synopsis                                       Summary

3. Condensed Financial Information                Financial Highlights

4. General Description of Registrant              Investment Objectives and
                                                  Policies; General Information

5. Management of the Fund                         The Investment Adviser;
                                                  General Information

5A.Management's Discussion of the Fund
   Performance                                    Not Applicable - INCLUDED IN
                                                  THE FUND'S ANNUAL REPORT

6. Capital Stock and Other Securities             Cover Page; Redemption of
                                                  Shares; Dividends and Taxes;
                                                  General Information

7. Purchase of Securities Being Offered           Purchase of Shares

8. Redemption or Repurchase                       Redemption of Shares


9. Pending Legal Proceedings                      Not Applicable

                                     PART B

                                                  Location in Statement of
                                                  Additional Information
                                                  -------------------------

10.Cover Page                                     Cover Page

11.Table of Contents                              Table of Contents

12.General Information and History                Not Applicable

13.Investment Objective and Policies              Investment Objective,
                                                  Policies and Restrictions;
                                                  Securities and Other
                                                  Investment Policies

14.Management of the Fund                         Directors and Executive
                                                  Officers

15.Control Persons and Principal
   Holders of Securities                          Investment Advisory and Other
                                                  Services-- Control of the
                                                  Adviser and the Distributor
                                                  Capital Stock

16.Investment Advisory and Other Services         Investment Advisory and Other
                                                  Services - The Investment
                                                  Advisory Agreement

17.Brokerage Allocation and Other Practices       Portfolio Transactions and
                                                  Brokerage Allocations

18.Capital Stock and Other Securities             Capital Stock

19.Purchase, Redemption and Pricing of
   Securities Being Offered                       Determination of Net Asset
                                                  Value; Redemption

20.Tax Status                                     Taxation

21.Underwriters                                   Investment Advisory and Other
                                                  Services

22.Calculation of Performance Data                Calculation of Performance
                                                  Data

23.Financial Statements                           Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                (KPM Funds Logo)

                                   PROSPECTUS

                              KPM EQUITY PORTFOLIO

                            KPM FIXED INCOME PORTFOLIO

                               September 2, 1998

KPM FUNDS, INC.

KPM EQUITY PORTFOLIO

KPM FIXED INCOME PORTFOLIO

This Prospectus concisely describes information about the Portfolios that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Portfolios dated as of the date of this Prospectus is available free of charge from Kirkpatrick Pettis or KPM Funds, Inc., 10250 Regency Circle, Omaha, Nebraska 68114; or telephone 1-877-576-3863 or 1-877-KPM-FUND. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

KPM FUNDS, Inc. (the "Fund") is a Nebraska corporation offering shares in series, each series operated as a separate diversified open-end management investment company. This Prospectus relates to the series designated KPM Equity Portfolio and KPM Fixed Income Portfolio (individually a "Portfolio" or collectively the "Portfolios"). The shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal or state agency.

KPM EQUITY PORTFOLIO
--------------------

The KPM Equity Portfolio seeks to provide capital appreciation. At least 65% of the Equity Portfolio's total assets will ordinarily be invested in equity securities consisting of common stock and other securities convertible into common stock. In making selections for the Portfolio, the Adviser will utilize an investment approach based on fundamental analysis employing a value philosophy. In pursuit of the Portfolio's investment objective, the Adviser seeks to identify companies that are selling at market prices below what the Adviser believes to be their intrinsic fundamental value. These companies generally fall into two categories: well-recognized, large capitalization companies (market capitalization in excess of $1 billion) that are currently out of favor with investment professionals evidenced by low price to earnings ratios compared to similar companies and/or relative to the market as a whole and small- to medium-capitalization companies (market capitalization between $100 million and $1 billion) that lack significant research coverage from major Wall Street firms.

KPM FIXED INCOME PORTFOLIO
--------------------------


The KPM Fixed Income Portfolio seeks to provide total return over a market cycle of 3 to 5 years consistent with preservation of capital and prudent investment management.

The Fixed Income Portfolio will invest primarily in fixed-income securities with an emphasis on income. Capital appreciation, while more difficult to achieve, is a secondary objective. The Portfolio will invest in investment-grade securities (rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Services), corporate debt, preferred stock, mortgage-backed securities, asset-backed securities and U.S. Government securities. The Portfolio has no stated policy on portfolio maturity, but the Investment Adviser anticipates average dollar-weighted portfolio maturity to range between seven and ten years.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is September 2, 1998



                                  INTRODUCTION
                                  ------------

KPM FUNDS, Inc. (the "Fund") is a Nebraska corporation, commonly called a mutual fund. The Fund, which was organized in February, 1994, has one class of capital stock that is issued in series, each series referred to as a Portfolio and operated as a separate diversified open-end management investment company. This Prospectus only relates to the series designated KPM Equity Portfolio and KPM Fixed Income Portfolio.

THE INVESTMENT ADVISER
----------------------

The Portfolios are managed by KPM Investment Management, Inc., Omaha, Nebraska ("KPM" or the "Adviser"). The Portfolios pay the Adviser monthly fees for advisory services rendered. See "Management -- Investment Adviser and Administrator" and "Management -- Portfolio Brokerage."

THE ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT AND CUSTODIAN
----------------------------------------------------------------

Firstar Trust Company acts as the Fund's administrator ("Administrator"), transfer agent ("Transfer Agent"), custodian and also provides accounting services. The Portfolios pay the Administrator monthly fees for administrative services rendered. See "Management -- Investment Adviser and Administrator."

THE DISTRIBUTOR
---------------

Kirkpatrick, Pettis, Smith, Polian Inc. ("Kirkpatrick Pettis"), a wholly owned subsidiary of Mutual of Omaha Insurance Company, acts as the distributor ("Distributor") of the Fund's shares. See "Purchase of Shares."


PURCHASE OF SHARES
------------------

Shares of the Portfolios are offered to the public at the next determined net asset value after receipt of an order by the Distributor or the Fund without a sales charge. See "Valuation of Shares." The minimum aggregate initial investment in the Portfolios is $25,000 unless waived by the Fund for Mutual of Omaha and subsidiaries, employees and family members and certain other group purchases. Subsequent investments can be made in amounts of $1,000 or more. See "Purchase of Shares."

CERTAIN RISK FACTORS TO CONSIDER
--------------------------------

An investment in the Portfolios is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." As with other mutual funds, there can be no assurance that the Portfolios will achieve their objectives.

REDEMPTIONS
-----------

Shares of the Portfolios may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Distributor or the Fund. See "Redemption of Shares." The Fund reserves the right, upon 30 days' written notice, to redeem a shareholder's investment in a Portfolio if the net asset value of the shares held by such shareholder falls below $5,000 as a result of redemptions or transfers. See "Redemption of Shares - Involuntary Redemption."


DIVIDENDS
---------

Dividends for both the KPM Equity Portfolio and the KPM Fixed Income Portfolio are declared and paid quarterly (see "Dividends and Taxes").

SHAREHOLDER EXPENSES
--------------------

The Fund offers shares of the Portfolios without any sales load or contingent sales loads on purchases, reinvestments of dividends or redemptions and does not charge any exchange or account maintenance fees. For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser and Administrator" and "Management -- Expenses."

ANNUAL OPERATING EXPENSES
-------------------------

The table below provides information for the Portfolios regarding actual expenses incurred for the fiscal year ended June 30, 1998 expressed as annual percentages of average daily net assets. The Adviser has agreed to reimburse the Portfolios monthly to the extent of the advisory fee paid if in any year the annual total expenses exceed 1.50% of the Equity Portfolio's and 1.25% of the Fixed Income Portfolio's average annual net assets.

                                    KPM EQUITY      KPM FIXED INCOME
                                    PORTFOLIO          PORTFOLIO
                                    ---------       ---------------

   Management Fees                       .80%               .60%
   12b-1 Fees                            .25%               .25%
   Other Expenses
     (after expense reimbursement)       .37%               .40%
   Total Portfolio Operating Expenses
       (after expense reimbursement)    1.42%              1.25%

Example:

   You would pay these expenses on a $10,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                   KPM EQUITY           KPM FIXED INCOME
                   PORTFOLIO               PORTFOLIO
                   ----------           ---------------
      1 year         $  145                 $  127
      3 years        $  449                 $  397
      5 years        $  776                 $  686
      10 years       $1,702                 $1,511

The purpose of the table above is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly as a result of an investment in the Portfolios. Such expenses do not include any fees charged by some banks or other financial institutions to customer accounts which may be invested in shares of the Portfolios. Long-term shareholders may, as a result of the Portfolios' payment of Rule 12b-1 fees, pay more than the economic equivalent of the maximum front end sales charges permitted by the National Association of Securities Dealers, Inc. The expense information indicated above has been restated to reflect reimbursement by the Adviser of certain "Other Expenses." The total actual Other Expenses absent the expense reimbursement would have been 0.48% for the KPM Fixed Income Portfolio and the Total Portfolio Operating Expenses would have been 1.33%. The advisory fee paid by the KPM Equity Portfolio is higher than that paid by most other investment companies. See "Management" for a more complete discussion of the shareholder transaction and annual operating expenses for the Portfolios of the Fund.

FINANCIAL HIGHLIGHTS
--------------------

The following financial information provides audited selected financial data for shares of the Portfolios outstanding throughout the periods as indicated to June 30, 1998. The information for the fiscal years ended June 30, 1997 and 1998 has been audited by Deloitte & Touche LLP, independent certified public accountants. The information for the period ended June 30, 1995 and the fiscal year ended June 30, 1996 has been audited by other independent certified public accountants. The information is contained in the Fund's Annual Financial Report included with the Statement of Additional Information and is available upon request without charge. Further information about performance of the Portfolios is contained in the Annual Report.

                                                                       KPM EQUITY PORTFOLIO
                                          -----------------------------------------------------------------------------
                                                                                                          JULY 5, 1994
                                            YEAR ENDED             YEAR ENDED          YEAR ENDED              TO
                                          JUNE 30, 1998           JUNE 30, 1997       JUNE 30, 1996       JUNE 30, 1995
                                          --------------         --------------       --------------     ---------------
NET ASSET VALUE:
  Beginning of period                         $17.92                 $14.53              $12.00              $10.00
                                          --------------         --------------       --------------     ---------------
  Income from investment operations
      Net investment income                     0.08                   0.05                0.05                0.11
      Net realized and unrealized
        gain on investments                     1.31                   4.25                2.83                2.06
                                          --------------         --------------       --------------     ---------------
          Total income from investment
            operations                          1.39                   4.30                2.88                2.17
                                          --------------         --------------       --------------     ---------------
  Less distributions:
      Dividends from net investment income     (0.08)                 (0.06)              (0.05)              (0.10)
      Dividends from capital gains             (1.92)                 (0.85)              (0.30)              (0.07)
                                          --------------         --------------       --------------     ---------------
                                               (2.00)                 (0.91)              (0.35)              (0.17)
                                          --------------         --------------       --------------     ---------------

  End of period                               $17.31                 $17.92              $14.53              $12.00
                                          --------------         --------------       --------------     ---------------
TOTAL RETURN                                   8.88%                 30.92%              24.19%             22.01%*<F1>
                                          --------------         --------------       --------------     ---------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              $56,115,004            $41,342,708         $30,565,173         $15,360,742
  Ratio of expenses to average net assets      1.42%                  1.45%               1.50%              1.50%*<F1>
  Ratio of net income to average net assets    0.45%                  0.34%               0.40%              1.04%*<F1>
  Portfolio turnover rate                     32.25%                 41.83%              34.05%              27.90%


Per share data has been calculated using weighted average shares outstanding during the period indicated.

*<F1>  Annualized for periods of less than twelve months in duration.


                                                                    KPM FIXED INCOME PORTFOLIO
                                          -----------------------------------------------------------------------------
                                                                                                          JULY 5, 1994
                                            YEAR ENDED             YEAR ENDED          YEAR ENDED              TO
                                          JUNE 30, 1998           JUNE 30, 1997       JUNE 30, 1996       JUNE 30, 1995
                                          --------------         --------------       --------------     ---------------
NET ASSET VALUE:
  Beginning of period                         $10.42                 $10.23              $10.47              $10.00
                                          --------------         --------------       --------------     ---------------
  Income from investment operations
      Net investment income                     0.59                   0.61                0.63                0.57
      Net realized and unrealized gain
        (loss) on investments                   0.38                   0.19               (0.23)               0.47
                                          --------------         --------------       --------------     ---------------
          Total income from investment
          operations                            0.97                   0.80                0.40                1.04
                                          --------------         --------------       --------------     ---------------

  Less distributions:
      Dividends from net investment income     (0.59)                 (0.61)              (0.62)              (0.57)
      Dividends from capital gains             (0.00)                 (0.00)              (0.02)              (0.00)
                                          --------------         --------------       --------------     ---------------
                                               (0.59)                 (0.61)              (0.64)              (0.57)
                                          --------------         --------------       --------------     ---------------

  End of period                               $10.80                 $10.42              $10.23              $10.47
                                          --------------         --------------       --------------     ---------------

TOTAL RETURN                                   9.39%                  7.96%               3.63%               9.63%*<F3>
                                          --------------         --------------       --------------     ---------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              $11,744,036             $8,872,285          $8,464,834          $5,867,926

  Ratio of expenses to average
    net assets                                 1.25%                  1.25%               1.25%              1.25%*<F3>
  Ratio of net income to average
    net assets before
    adviser reimbursements #<F2>               1.33%                  1.51%               1.29%               1.56%*<F3>
  Ratio of net income to average net assets    5.52%                  5.82%               5.94%               5.59%*<F3>
  Portfolio turnover rate                     19.33%                 26.14%              19.52%              40.34%



Per share data has been calculated using weighted average shares outstanding during the period indicated.

#<F2> KPM Investment Management, Inc. reimbursed a portion of the Fund's expenses.

*<F3>  Annualized for periods of less than twelve months in duration.


SHAREHOLDER INQUIRIES
---------------------

Any questions or communications regarding a shareholder account should be directed to your Kirkpatrick Pettis investment executive, other broker-dealer or the Fund directly. General inquiries regarding the Portfolios should be directed to the Fund at one of the telephone numbers set forth on the cover page of this Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------


The investment objective of each of the Portfolios listed below cannot be changed without shareholder approval in the manner described under the caption
"Investment Restrictions" below. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Portfolios' objectives may be changed without shareholder approval, unless otherwise identified as fundamental policies. See "Special Investment Methods" for definitions and discussion regarding certain types of securities and the risks of investing in such securities.


                             KPM EQUITY PORTFOLIO
                            ---------------------
INVESTMENT OBJECTIVE
---------------------

The KPM Equity Portfolio seeks to provide capital appreciation. At least 65% of the KPM Equity Portfolio's total assets will ordinarily be invested in equity securities consisting of common stock and other securities convertible into common stock.

INVESTMENT POLICIES
-------------------

In making selections for the Portfolio, the Adviser will utilize an investment approach based on fundamental analysis employing a value philosophy. The
Adviser's philosophy can be summarized in its mission statement, which is "to find high quality companies whose securities are selling at prices we believe are below their long-term fundamental value." The Adviser regards long-term fundamental value of a company as its economic value as a going concern, taking into account the nature of its business, its assets, historical earnings and profitability, projected earnings and profitability and the investment environment. In terms of "high quality companies," the Adviser seeks companies with a strong balance sheet, above-average historical growth of sales and earnings, companies with superior profitability as evidenced by a high return on equity, and strong management as evidenced by a good historical track record.
The Adviser attempts to buy and hold securities over an anticipated four to five year period. In valuing securities, the Adviser uses several methodologies including, but not limited to, price-to-earnings, price-to-cash flow and price-to-book value. Generally, the Adviser looks for companies that are selling at a discount price-to-earnings ratio relative to their peer group and/or relative to the market as a whole.


There are two areas of the market where the Adviser concentrates its analytical efforts. First, the Adviser analyzes large capitalization companies that are well known by the investment community, but may be out of favor due to a recent fundamental problem, such as a temporary decline in earnings. The Adviser defines "large capitalization" as companies with market capitalizations in excess of $1 billion. The Adviser attempts to take advantage of the short-term oriented thinking displayed by many investment professionals by analyzing companies whose stocks have been sold off dramatically due to a quarterly earnings report or monthly sales figure that comes up short of the published estimates. When the Adviser determines that the long-term fundamental value of a company has not been harmed by such short-term earnings expectations, whether or not they ultimately prove to be accurate, the Adviser will initiate purchases at prices it believes provide solid value. Secondly, the Adviser analyzes small- to medium-sized companies that it believes are not well received or followed by the research community. These companies range in size from $100 million to $1 billion in market capitalization. The same analysis performed on the largest companies is followed by the Adviser for these smaller to mid-sized companies; however, because of the lack of widespread published research on these companies, the Adviser may frequently utilize more direct research techniques, including company visitations and interviews with management.
Investment in smaller capitalization companies may involve greater risk than investment in other companies. The securities of smaller capitalization companies may be subject to more abrupt or erratic market movements, and many of them have limited product lines, markets, financial resources and/or management capabilities.

                           KPM FIXED INCOME PORTFOLIO
                          ---------------------------

INVESTMENT OBJECTIVE
---------------------

The KPM Fixed Income Portfolio seeks to provide total return over a market cycle of 3 to 5 years consistent with preservation of capital and prudent investment management.

INVESTMENT POLICIES
-------------------

The KPM Fixed Income Portfolio will invest at least 65% of its assets in fixed-income securities with an emphasis on income. Capital appreciation, while more difficult to achieve, is a secondary objective. The KPM Fixed Income Portfolio will invest only in investment-grade securities (rated BBB or better by Standard
& Poor's Corporation ("S&P") or Baa or better by Moody's Investors Services
("Moody's")), corporate debt, preferred stock, mortgage-backed securities, asset-backed securities and U.S. Government securities. Securities rated below
BBB byS&P or below Baa by Moody's are considered to have speculative charac-teristics and, as a result, are more susceptible to fluctuations in market value than higher rated securities. In the event that the rating of an investment grade security is lowered to below investment grade, the Adviser will assess the creditworthiness of the issuer, evaluate the likelihood of the security being upgraded to investment grade or being further down-graded and may choose to hold or sell the security as appropriate. The KPM Fixed Income
Portfolio does not have a stated policy on portfolio maturity, but the Adviser anticipates average dollar-weighted portfolio maturity to range between seven and ten years. A longer portfolio maturity results in greater fluctuation in net asset value in periods of interest rate volatility.

PORTFOLIO TURNOVER
-------------------

While it is not the policy of either of the Portfolios to trade actively for short-term (less than six months) profits, each Portfolio will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends and Taxes." For the period ending
June 30, 1998, the portfolio turnover for the KPM Equity and KPM Fixed Income
Portfolios were 32.25% and 19.33%, respectively. In the case of each Portfolio, frequent changes would result in increased brokerage and other costs, however the Fund does not expect the turnover rate for either the KPM Equity Portfolio or the KPM Fixed Income Portfolio to exceed 50% this year. The methods of calculating portfolio turnover rate are set forth in the Statement of Additional
Information under "Investment Policies and Restrictions--Portfolio Turnover."

INVESTMENT RESTRICTIONS
------------------------

The Fund has adopted certain investment restrictions applicable to the Portfolios which are fully set forth in the Statement of Additional Information.
Some of these restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) no Portfolio will invest 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto); (2) no security can be purchased by a Portfolio if, as a result, more than 5% of the value of the total assets of that Portfolio would then be invested in the securities of a single issuer (other than U.S. Government obligations); and (3) no security can be purchased by a Portfolio if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by that Portfolio. Other restrictions, which are not fundamental policies and may be changed without Shareholder approval include: (1) no Portfolio shall invest more than 20% of its total assets in securities of foreign issuers; and (2) no Portfolio shall invest in companies for the purpose of exercising control over management. Additional investment restrictions are set forth in the Statement of Additional Information.

If a percentage restriction set forth under "Investment Objectives and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and policies designated by the Fund as fundamental policies in the Statement of Additional Information, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio.
These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio. The Adviser may also agree to certain additional non-fundamental investment policies from time to time in order to qualify the shares of one or both of the Portfolios in various states.

                           SPECIAL INVESTMENT METHODS
                          ---------------------------

Both of the Portfolios may invest in U. S. Government Securities, repurchase agreements, options for hedging purposes and money market instruments.
Additionally, the Portfolios may engage in limited borrowings, may invest for temporary defensive purposes and may purchase fixed-income securities on a when-issued or delayed-delivery basis. The KPM Fixed Income Portfolio may also invest in mortgage-backed securities and asset-backed securities. The KPM
Equity Portfolio may invest in convertible securities. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below. Additional information about special investment methods is set forth in the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES
--------------------------

The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Obligations issued by the U.S. Treasury include Bills, Notes and Bonds
("Treasury Securities") which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National
Mortgage Association mortgage-related securities, and obligations of the Farmers
Home Administration, are backed by the full faith and credit of the U. S.
Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home
Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home
Administration, Federal Farm Credit Banks, the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

As with all fixed-income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS
----------------------

The Portfolios may also enter into repurchase agreements on U.S. Government
Securities to invest cash awaiting investment and/or for temporary defensive purposes. A repurchase agreement involves the purchase by a Portfolio of U.S.
Government Securities with the condition that after a stated period of time
(usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement
(including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

MORTGAGE-BACKED SECURITIES
--------------------------

Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily backed by the full faith and credit of the U.S. Government itself. Pools are also created directly by banks, savings and loans and other mortgage lenders with mortgage loans that have been made by these institutions. Interests in such pools are described as "Mortgage-Backed Securities". These include securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan
Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association
("FNMA").  The KPM Fixed Income Portfolio may invest in Mortgage-Backed
Securities representing undivided ownership interests in pools of mortgage loans, including GNMA, FHLMC, and FNMA certificates and loans issued directly by banks, savings and loans and other mortgage lenders.

The KPM Fixed Income Portfolio may invest a portion of its assets in Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.
Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage
Assets").

The KPM Fixed Income Portfolio may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S.
Government or by private originators or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investments banks and special-purpose subsidiaries of the foregoing. Payments of principal and interest on Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities.
Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distri-bution dates, resulting in a loss of all or part of the premium if any has been paid.

The KPM Fixed Income Portfolio may also invest in parallel pay CMOs and Planned
Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.
These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which as with other CMO structures, must be retired by its stated maturity date but may be retired earlier. PAC Bonds generally require payment of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment of such securities having the highest priority after interest has been paid to all classes.

ASSET-BACKED SECURITIES
-----------------------

Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, credit card receivables and other consumer loans. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special-purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The KPM Fixed Income
Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as bank or insurance company) unaffiliated with the issuers of such securities, or insured by a financial insurance company. The purchase of asset-backed securities raises risk considerations peculiar to the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. In addition, some asset-backed securities (e.g., credit card receivables are unsecured obligations of the card holders).

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike corporate debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities and asset-backed securities include both interest and a partial payment of principal. In addition to scheduled repayment of principal via normal amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Due to their prepayment aspect, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest repayment of scheduled principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. In such an environment these prepayments would have to be reinvested at lower interest rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a comparable risk of decline in market value during periods of rising interest rates. At times, some of the mortgage-backed and asset-backed securities in which the Fund may invest will have higher than market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Fund to suffer a loss equal to any unamortized premium.

OPTIONS TRANSACTIONS
---------------------

The KPM Equity Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts").
Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

The KPM Equity Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

The KPM Equity Portfolio may only purchase exchange-traded put and call options.
Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation.
Exchange-traded options have a continuous liquid market while other options may not. See "Investment Objectives and Policies--Investment Restrictions."

Use of options in hedging strategies is intended to protect performance but can result in poorer performance than without hedging with options, if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and, as a result, will normally invest no more than 10% of the Portfolio's assets in options.

CONVERTIBLE SECURITIES
-----------------------

The KPM Equity Portfolio may invest in convertible securities which are rated investment grade, BBB or better by S&P or Baa or better by Moody's. The KPM
Fixed Income Portfolio will not invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives.

Convertible bonds and convertible preferred stocks are fixed-income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation.
However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates.  As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase.  The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases.  However, because security prices fluctuate, there cannot be an
assurance of capital  appreciation.    Most convertible securities will not
reflect as much capital appreciation as their underlying common stocks.  When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

Most convertible securities sell at a premium over their conversion values
(i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

MONEY MARKET INSTRUMENTS
------------------------

The Portfolios may invest in money market instruments which include:

   (i) U.S. Treasury Bills;
   (ii)  U.S. Treasury Notes with maturities of 18 months or less;
   (iii) U.S. Government Securities subject to repurchase agreements;
   (iv)Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC") or the Federal
       Savings and Loan Insurance Corporation ("FSLIC");
   (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which, at the date of investment, have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;
   (vi)Short-term (maturing in one year or less) corporate obligations which, at the date of investment, are rated AA or better by S&P or Aa or better by Moody's; and
   (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940 ("1940 Act")). See
       "Investment Policies and Restrictions" in the Statement of Additional
       Information.

Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

BORROWING
----------

The Portfolios may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of a Portfolio's total assets. Interest paid by a Portfolio on borrowed funds would decrease the net earnings of that Portfolio. Neither of the Portfolios will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Portfolio's total assets.
Each of the Portfolios may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Portfolio without the approval of a majority of that Portfolio's shares.

TEMPORARY DEFENSIVE POSITIONS
------------------------------

Both Portfolios may deviate from their fundamental and non-fundamental investment policies during periods of adverse or abnormal market, economic, political and other circumstances requiring immediate action to protect assets.
In such cases, the Portfolios may invest up to 100% of their assets in U.S.
Government Securities and any Money Market Investment described above.

                                   MANAGEMENT
                                  -----------

BOARD OF DIRECTORS
-------------------

As in all corporations, the Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund. The Board of Directors meets periodically to review the activities of the Portfolios and the Adviser and to consider policy matters relating to the Portfolios and the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR
------------------------------------

KPM has been retained under an Investment Advisory Agreement with the Fund to act as the Portfolios' Adviser subject to the authority of the Board of Directors. KPM is a wholly owned subsidiary of KFS Corporation, which is a wholly owned subsidiary of Mutual of Omaha Insurance Company.

The Adviser furnishes the Portfolios with investment advice and, in general, supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, clerical personnel for servicing the investments of the Portfolios, investment advisory facilities, executive and supervisory personnel for managing the investments and effecting the securities transactions of the Portfolios. In addition, the Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately for the Portfolios at an annual rate of 0.80% for the KPM Equity
Portfolio and 0.60% for the KPM Fixed Income Portfolio of the daily average net asset value of the respective Portfolio. The advisory fee paid to the Adviser for managing the KPM Equity Portfolio is higher than that paid by most other investment companies.

The KPM Equity Portfolio is managed jointly by Rodney D. Cerny, President of the
Fund and Executive Vice President and Chief Investment Officer of the Adviser, and Bruce H. Van Kooten, First Vice President and Portfolio Manager for the
Adviser. Mr. Cerny is a Chartered Financial Analyst with a bachelor of science degree from the University of Nebraska-Lincoln and has been affiliated with KPM in various capacities since 1986. Mr. Cerny has been an investment analyst since 1975. Mr. Van Kooten is a Chartered Financial Analyst with a bachelor of science degree from Iowa State University. Mr. Van Kooten has been a portfolio manager with KPM since 1988. Prior to that time, Mr. Van Kooten was a Trust
Investment Officer for a regional national bank from 1982 through 1988.

The Fixed Income Portfolio is managed by Patrick M. Miner, Vice President of the
Adviser. Mr. Miner is a Chartered Financial Analyst and received his bachelor of science degree from the University of Nebraska-Lincoln in 1972. Mr. Miner has been affiliated with Mutual of Omaha since 1992. Prior to that time, Mr. Miner was a portfolio manager for a regional national bank from 1984 through 1992 and was an account executive with two broker-dealer firms from 1978 through 1984.

Firstar Trust Company has been retained as the Fund's administrator, transfer agent and fund accountant under a Fund Administration Servicing Agreement, Transfer Agent Servicing Agreement and Fund Accounting Servicing Agreement with the Fund. The Administrator provides all necessary recordkeeping services and share transfer services for the Fund.

EXPENSES
---------

The expenses paid by the Portfolios are deducted from total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser, the Administrator and the Distributor (under the Rule 12b-1
Plan), taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, registration and blue sky fees incurred in registering and qualifying the Portfolio under state and federal securities laws, association fees, director fees paid to directors who are not affiliated with the Adviser, and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated to the Portfolios on a pro rata basis at the time such expenses are accrued. The Portfolios pay their own brokerage commissions and related transactions costs.

PORTFOLIO BROKERAGE
--------------------

The primary consideration in effecting transactions for the Portfolios is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and the broker-dealers through or with which (acting on an agency basis or as principal) they seek execution. The Adviser may consider a number of factors in determining which broker-dealers to use for the Portfolios' transactions. These factors, which are also discussed in the Statement of Additional Information, include research services, the reasonableness of com-missions, the quality of services and execution. Portfolio transactions for the Portfolios may be effected through the Distributor if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Portfolios intend to comply with Section 17(e)(1) of the 1940 Act, as amended.

The Adviser may also purchase securities from time to time from broker-dealers who are participating as underwriters in a firm commitment underwriting of municipal securities where the Distributor is also a member of the selling syndicate. The Board of Directors of the Fund has adopted a policy pursuant to Rule 10f-3 under the 1940 Act governing such purchases. The purchase of such municipal securities shall only be made pursuant to the requirements of Rule
10f-3 and the policies adopted by the Board of Directors of the Fund.

The Board of Directors of the Fund has also adopted a policy pursuant to Rule
17a-7 under the 1940 Act which allows certain principal transactions between certain remote affiliates of the Fund and the Fund and between Portfolios of the Fund. These transactions will only be effected in accordance with the provisions of Rule 17a-7 under the 1940 Act and are further restricted by the policies adopted by the Board of Directors pursuant thereto.

DISTRIBUTOR
------------

Kirkpatrick Pettis serves as distributor and principal underwriter for the Fund pursuant to a Distribution Agreement and a Rule 12b-1 Plan. Kirkpatrick Pettis bears all expenses of providing distribution services pursuant to the Distribution Agreement. Kirkpatrick Pettis provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the expense of registering their shares with the Securities and Exchange Commission. For its services under the Distribution Agreement, Kirkpatrick Pettis receives a fee, payable monthly, at the annual rate of 0.25% of average daily net assets of the shares of each Portfolio. This fee is accrued daily as an expense of each Portfolio.

Kirkpatrick Pettis, as the Distributor, may enter into related selling group agreements with various broker-dealer firms that provide distribution services to investors. Kirkpatrick Pettis does not currently compensate firms for sales of shares of the Fund, but may elect to pay such compensation solely from its assets. Kirkpatrick Pettis may, from time to time, pay additional commissions or promotional incentives to firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds distributed by Kirkpatrick Pettis.

Banks and other financial services firms may provide administrative services to facilitate transactions in shares of the Fund for their clients, and Kirkpatrick
Pettis may pay them a fee up to the level of the distribution fee allowable as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If the Glass-
Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate in order to provide efficient services for the Fund.
Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. The Fund does not believe that a termination of a relationship with a bank would result in any material adverse consequence to the Fund.

Since the Distribution Agreement provides for fees that are used by Kirkpatrick
Pettis to pay for distribution services, the Distribution Agreement along with the related selling agreements is approved and reviewed in accordance with the Fund's Rule 12b-1 Plan under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

                               PURCHASE OF SHARES
                               ------------------

GENERAL
--------

Kirkpatrick Pettis acts as the principal distributor of the Fund's shares.  The
Portfolios' shares may be purchased at the net asset value per share from registered representatives of Kirkpatrick Pettis, from certain other broker-dealers who have sales agreements with Kirkpatrick Pettis, or from the Fund directly. The address of Kirkpatrick Pettis is that of the Fund.
Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued. Kirkpatrick Pettis reserves the right to reject any purchase order. Shares of the Portfolios are offered to the public without a sales charge at the net asset value per share next determined following receipt of an order by Kirkpatrick Pettis or the Fund. See "Valuation of Shares."

     Payment for Fund shares should be made by check or money order in U.S.
dollars drawn on a U.S. bank, savings and loan, or credit union. The minimum aggregate initial investment in the Portfolios is $25,000. Subsequent investments of at least $1,000 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, the minimum investment is $10,000 with a minimum monthly investment of $250. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

INITIAL INVESTMENT - MINIMUM $25,000

     You may purchase Portfolio shares by completing the enclosed shareholder application and mailing it and a check or money order payable to "KPM Funds, Inc." to the Distributor or the Transfer Agent. The minimum initial investment is $25,000. All funds should be payable in U.S. dollars only and checks must be drawn on a U.S. Bank. If mailing to the Distributor, please send to Kirkpatrick, Pettis, Smith, Polian Inc. at 10250 Regency Circle, Omaha, Nebraska
68114.  If Mailing to the Transfer Agent, please send to the following address:
Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin
53201-0701. In addition, overnight mail should be sent to the following address:
KPM Funds, Inc., Firstar Trust Company, Mutual Fund Services, Third Floor, 615
East Michigan Street, Milwaukee, Wisconsin 53202. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
Therefore, deposit in the mail or with such services, or receipt at the Transfer
Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box.

     If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result.
Neither cash nor third-party checks will be accepted. All applications to purchase Portfolio shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.

WIRE PURCHASES

     You may also purchase Portfolio shares by wire. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Portfolio shares:


          Wire to:      Firstar Bank
          ABA Number    075000022

          Credit:       Firstar Trust Company
            Account     112-952-137

          Further Credit:     KPM Funds, Inc.
                              (shareholder account number)
                              (shareholder name/account registration)

     Please call 1-877-KPM-FUND (1-877-576-3863) prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

     The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by Firstar. Purchases must be in amounts of $250 or more and may not be used for initial purchases of a Portfolio's shares. To have Portfolio shares purchased at the offering price determined at the close of regular trading on a given date, Firstar must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Subsequent investments may be made by calling 1-877-KPM-FUND (1-877-576-3863).

AUTOMATIC INVESTMENT PLAN - MINIMUM $10,000

     The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in one or more of the Funds from your bank checking or NOW account. The minimum initial investment for investors using the AIP is $10,000. To establish the AIP, complete the appropriate section in the shareholder application. Under certain circumstances (such as discontinuation of the AIP before a Fund's minimum initial investment is reached), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

     Under the AIP, you may choose to make monthly investments on the days of your choosing (or the next business day thereafter) from your financial institution in amounts of $250 or more. There is no service fee for participating in the AIP. However, a service fee of $20 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. You can set up the AIP with any financial institution that is a member of ACH.

     The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

SUBSEQUENT INVESTMENTS - MINIMUM $1,000

     Additions to your account may be made by mail or by wire. Any subsequent investment must be for at least $1,000. When making an additional purchase by mail, enclose a check payable to "KPM Funds, Inc." and the Additional Investment
Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call 1-877-KPM-FUND (1-877-576-3863) for complete wiring instructions.


                              REDEMPTION OF SHARES
                              --------------------

IN GENERAL

     Investors may request redemption of part or all of their Portfolio shares at any time at the next determined net asset value. See "Valuation of Shares."
No redemption request will become effective until a redemption request is received in proper form (as described below) by Firstar. An investor should contact Firstar for further information concerning redemption of Portfolio shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days.

     Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

     Investors who have an Individual Retirement Account ("IRA") must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

     Checks will be sent to the investor's address of record. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor's signature guaranteed. If the U.S. Postal Service is unable to deliver the check to the address of record or if the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check at the then current net asset value.

     Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $25,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

WRITTEN REDEMPTION

     For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Transfer Agent: Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin
53201-0701.  Overnight mail should be sent to KPM Funds, Inc., Firstar Trust
Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee,
Wisconsin 53202. Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application.. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION

     Shares of the Portfolios may also be redeemed by calling the Transfer Agent at 1-877-KPM-FUND (1-877-576-3863). Redemption requests by telephone are available for redemptions of $1,000 or more. Redemption requests for less than $1,000 must be in writing. To redeem shares by telephone, an investor must check the appropriate box on the account application. Proceeds redeemed by telephone can be mailed, wired, or sent via ACH only to an investor's address or bank of record as shown on the records of the Transfer Agent. Funds sent via
ACH are automatically credited to your account within three business days.
There is currently no charge for this service. To change the designated account, send a written request with signature(s) guaranteed to the Transfer
Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemptions may not be modified or canceled.

     The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request if so advised.

SYSTEMATIC WITHDRAWAL PLAN

     You may set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $50,000 in your account and withdraw at least $250 per payment. To establish the systematic withdrawal plan ("SWP"), you must complete the appropriate section in the shareholder application. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on your shareholder application. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them by calling 1-877-KPM-
FUND (1-877-576-3863). Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

SIGNATURE GUARANTEES

     Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares; (ii) redemption requests to be mailed or wired to an address other than the address that appears of record and (iii) any redemption request if a change of address has been received by the Fund or Transfer Agent within the last 15 days. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions generally include banks, saving associations, credit unions and brokerage firms (including Kirkpatrick Pettis).
Please note that a notary public stamp or seal is not acceptable.


INVOLUNTARY REDEMPTION
------------------------

The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $5,000 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $5,000 and will be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTIONS IN KIND
--------------------

If your redemption request exceeds the lesser of $250,000 or 1% of the NAV (an amount that would affect fund operations), the Fund reserves the right to make a
"redemption in-kind."  A redemption in-kind is a payment in portfolio securities rather than cash.  The portfolio securities would be valued according to their
NAV.  You may have additional expenses such as brokerage commissions for the
sale of the securities received from the Fund.   In-kind payments do not have to
constitute a cross section of the Fund's portfolio.  The Fund will not recognize gain or loss for federal tax purposes on the securities used to complete an in-
kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

                              VALUATION OF SHARES
                              --------------------

The Portfolios determine their net asset value on each day the New York Stock
Exchange (the "Exchange") is open for business. The calculation is made as of the close of business of the Exchange (currently 4:00 p.m., New York time) after the Portfolios have declared any applicable dividends.

The net asset value per share for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Portfolio shares outstanding.
For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange are valued at the last reported sale price that day. Securities traded on a national securities exchange for which there were no sales on that day, or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held by a Portfolio is its last sales price on the exchange prior to the time when assets are valued unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals may establish their own tax-sheltered IRAs. The Fund offers various types of IRAs, including the Traditional IRA, that can be adopted by executing the IRA application form.

TRADITIONAL IRA

     In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income.
Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

ROTH IRA

     In a Roth IRA (sometimes known as the American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA.
Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the investor's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

SIMPLIFIED EMPLOYEE PENSION PLAN

     A Traditional IRA may also be used in conjunction with a Simplified
Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP-IRA Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

     An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth
IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

     Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period.
The Custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

                              DIVIDENDS AND TAXES
                              --------------------

DIVIDENDS
---------

All net investment income dividends and net realized capital gains distributions with respect to the shares of either Portfolio will be payable in additional shares of such Portfolio unless the shareholder gives written notification to the Fund of an election to receive cash. Dividends for both the KPM Equity
Portfolio and KPM Fixed Income Portfolio will be declared and paid quarterly.
The taxable status of income dividends and/or net capital gains distribution is not affected by whether they are reinvested or paid in cash. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or if the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check at the then current net asset value until you notify us with different instructions.

TAXES
------

The Portfolios will each be treated as separate entities for federal income tax purposes. The Portfolios of the Fund are presently qualified as "regulated investment companies" as defined in the Internal Revenue Code and take the necessary steps to requalify the Portfolios as "regulated investment companies" on an annual basis. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

The Fund may be required to withhold federal income tax at a rate of 31% (back-up withholding) from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his or her social security number.
The shareholder must also certify that the number is correct and that he or she is not subject to back-up withholding. The certification is included as part of the share purchase application.

This discussion is only a summary and relates solely to federal tax matters.
Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers.

                              GENERAL INFORMATION
                              --------------------

CAPITAL STOCK
--------------

The Fund is authorized to issue a total of one billion shares of common stock, with a par value of $.00001 per share. Of these shares, the Fund's Articles of Incorporation authorize the issuance of 50 million shares in each series designated KPM Equity Portfolio shares and KPM Fixed Income Portfolio shares.
The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other shares of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

As of August 17, 1998 Kirkpatrick Pettis had control of the voting power of 826,782.773 shares of the 3,834,436.747 shares outstanding held by it as trustee of its employees' 401(k) Profit Sharing Plan and an affiliated entity, Kirkpatrick Pettis Trust Company, had control of the voting power of 1,059,325.632 shares of the 3,834,436.747 shares outstanding held by it as trustee for its customers. As a result, Kirkpatrick Pettis and Kirkpatrick
Pettis Trust Company could elect all of the directors if such shares were voted on a noncumulative basis and three out of the five directors if such shares were voted on a cumulative basis.

VOTING RIGHTS
-------------

Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of series, vote together as one series. Cumulative voting in the election of directors is authorized. This means that shareholders may cumulate their shares by multiplying the number of shares they hold by the number of directors and then allocate the result among one or more directors.

On an issue affecting only one Portfolio, the shares of the Portfolio vote as a separate series. Examples of such issues would be proposals to (i) change the Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only one Portfolio or (iii) change a Portfolio's Distribution
Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.

SHAREHOLDERS' MEETINGS
-----------------------

The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Nebraska corporation law requires only that the Board of Directors of a mutual fund convene shareholder meetings when it deems appropriate. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-l distribution plans. The Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The
Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.


ALLOCATION OF INCOME AND EXPENSES
---------------------------------

The assets received by the Fund for the issue or sale of shares of the Portfolios, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolios, and constitute the underlying assets of the Portfolios. The underlying assets of the Portfolios are required to be segregated on the books of account, and are to be charged with the expenses of the Portfolios and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT AND CUSTODIAN
------------------------------------------------------------

Firstar Trust Company, Milwaukee, Wisconsin, serves as Custodian for the Fund's portfolio securities and cash. Firstar Trust Company also serves as the administrator, transfer agent and fund accountant. In its capacity as transfer agent and fund accountant, the Administrator performs many of the clerical and administrative functions for the Portfolios.


YEAR 2000 ISSUES
----------------

Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year
1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for that event.

REPORTS TO SHAREHOLDERS
------------------------

The Fund will issue annual and semi-annual reports, which will include a list of securities owned by the Fund and financial statements which, in the case of the annual report, will be examined and reported upon by the Fund's independent auditor.

LEGAL OPINION
--------------

The legality of the shares offered hereby has been passed upon in an opinion rendered by Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Bank
Building, 233 South 13th Street, Lincoln, Nebraska  68508.


AUDITORS
---------

The Fund's auditors are Deloitte & Touche LLP, Omaha, Nebraska, independent certified public accountants.

                               TABLE OF CONTENTS
Introduction                                               1
Investment Objectives and Policies                         5
  KPM Equity Portfolio                                     5
  KPM Fixed Income Portfolio                               6
Special Investment Methods                                 7
Management                                                12
Purchase of Shares                                        14
Redemption of Shares                                      16
Valuation of Shares                                       18
Individual Retirement Accounts                            19
Dividends and Taxes                                       20
General Information                                       21

No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by KPM FUNDS, Inc. or Kirkpatrick Pettis. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               INVESTMENT ADVISER
                        KPM Investment Management, Inc.

                                  DISTRIBUTOR
                     Kirkpatrick, Pettis, Smith, Polian Inc.

                          ADMINISTRATOR, TRANSFER AGENT,
                          FUND ACCOUNTANT AND CUSTODIAN
                             Firstar Trust Company
                             Milwaukee, Wisconsin

                               KPM FUNDS, INC.



                     STATEMENT OF ADDITIONAL INFORMATION


                              September 2, 1998

                              Table of Contents


                                                                        Page

Investment Policies and Restrictions                                      2
Directors and Executive Officers                                          6
Investment Advisory and Other Services                                    8
Distribution Plan                                                        10
Portfolio Transactions and Brokerage Allocations                         11
Capital Stock and Control                                                13
Net Asset Value and Public Offering Price                                13
Purchase of Shares                                                       14
Redemption                                                               14
Tax Status                                                               14
Calculations of Performance Data                                         16
Financial Statements                                                     17
Auditors                                                                 17

Appendix A - Ratings of Corporate Obligations,
      Commercial Paper and Preferred Stock                              A-1


      This Statement of Additional Information is not a prospectus.  This
Statement of Additional Information relates to the Prospectus dated September 2,
1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund or Kirkpatrick, Pettis, Smith, Polian Inc. at 10250
Regency Circle, Omaha, Nebraska 68114.


                      INVESTMENT POLICIES AND RESTRICTIONS

                     -------------------------------------

      The shares of KPM Funds, Inc. (the "Fund") are offered in series.  This
Statement of Additional Information relates to the series designated:  KPM
Equity Portfolio and KPM Fixed Income Portfolio (sometimes referred to herein as a "Portfolio" or, collectively, as the "Portfolios"). The investment objectives and policies of the Portfolios are set forth in the Prospectus. Certain additional investment information is set forth below.

Investment Restrictions
-----------------------

      In addition to the investment objectives and policies set forth in the Prospectus, the Fund and each of the Portfolios is subject to certain investment restrictions, as set forth below, which may not be changed without the vote of a majority of the Portfolio's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of
(a) 67% of the Portfolio's outstanding shares voting at a meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) a majority of the Portfolio's outstanding shares.

      Similar shareholder approval as required to change the investment objective of each of the Portfolios. The following discussion provides fundamental investment restrictions for all Portfolios, non-fundamental policies for all Portfolios, and then, for each Portfolio, a statement of its investment objective, a description of its investment restrictions that are matters of fundamental policy specifically for it and a description of any investment restrictions that may be changed without shareholder approval. For purposes of the investment restrictions, all percentage and rating limitations apply at the time of acquisition of a security, and any subsequent change in any applicable percentage resulting from market fluctuations or in a rating by a rating service will not require elimination of any security from the Portfolio. Unless specifically identified as a matter of fundamental policy, each investment policy discussed in the Prospectus or the Statement of Additional Information is not fundamental and may be changed by the Portfolio's Board of Directors.

      As fundamental policies, unless otherwise specified below, none of the Portfolios will:

  1. Invest more than 5% of the value of their total assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

  2.  Purchase more than 10% of any class of securities of any one issuer
      (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer. In the aggregate, the Fund may not own more than 15% of all classes of securities or more than 10% of the outstanding voting securities of an issuer.

  3. Invest 25% or more of the value of their total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S.
      Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric and telephone and telegraph are considered as separate industries.

  4. Issue any senior securities as defined in the Investment Company Act of 1940, as amended ("1940 Act") except as otherwise excepted or excluded by
      Section 18(g) of the 1940 Act or as permitted by Investment Company Act
      Release No. 10666.

  5. Borrow money except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed the lesser of (i) 10% of the value of the Portfolio's total assets or (ii) 5% of the value of the Portfolio's total assets less liabilities other than such borrowings.
      None of the Portfolios will purchase securities while outstanding borrowings exceeds 5% of the value of the Portfolio's total assets. None of the Portfolios will borrow money for leverage purposes.

  6. Make short sales of securities or maintain a short position, except that short sales against the box shall not be deemed short sales.

  7. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

  8. Purchase or retain the securities of any issuer if, to the Portfolio's knowledge, those officers or directors of the Fund or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

  9. Purchase or sell commodities or commodity futures contracts, except that the Portfolios may purchase stock and bond index options, financial futures contracts and options on such contracts.

  10. Purchase or sell real estate or real estate mortgage loans, except that the Portfolios may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

  11. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Portfolios may purchase or sell securities of companies investing in the foregoing.

  12. Participate on a joint or a joint and several basis in any securities trading account (as prohibited by Section 12(a)2 of the 1940 Act) except as permitted by 16 below.

  13. Underwrite securities of other issuers, except that the Portfolio may acquire portfolio securities under circumstances where if sold the Portfolio might be deemed an underwriter for purposes of the Securities
      Act of 1933.

  14. Invest more than 10% of their net assets in restricted securities or more than 10% of their net assets in repurchase agreements with a maturity of more than seven days, and other liquid assets, such as securities with no readily available market quotation. The value of any options purchased in the over-the-counter market are deemed to be illiquid.

  15. Invest more than 5% of their total assets at the time of purchase in rights and/or warrants (other than those that have been acquired in units or attached to other securities).

  16. Make loans, except that the Portfolios may (i) purchase and hold debt obligations in accordance with their investment objective and policies,
     (ii) enter into repurchase agreements, and (iii) lend portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

      The Fund has also adopted the following restrictions for each of the Portfolios which are not fundamental policies and may be changed without shareholder approval. The Portfolios shall not:

  17. Invest in warrants that are not listed on the New York or American Stock
      Exchange in excess of 2% of the Portfolio's total assets.

  18. Invest more than 20% of their total assets in securities of foreign issuers.

  19. Invest more than 5% of their total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes--not for speculation.

  20. Invest more than 5% of their assets in initial margin and premiums on financial futures contracts and options on such contracts.

  21. Invest in arbitrage transactions.

  22. Invest in real estate limited partnership interests.

  23. Invest in companies for the purpose of exercising control or management.

  24. Purchase the securities of other investment companies except as provided by Section 12(d)(1) of the 1940 Act.

  25. Invest more than 5% of the value of their total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years.) Asset-backed and mortgage-backed securities will not be deemed to fall within this limitation if the originator of the underlying loan has been in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by a Portfolio shall not exceed
      10% of the value of the total assets of such Portfolio.

  26. Mortgage, pledge or hypothecate their assets except in an amount not exceeding 15% of the value of their total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

  27. Lend Portfolio securities when the value of securities subject to such transactions and the value of the securities to be loaned would exceed 5% of the total asset value of the Portfolio.

KPM Equity Portfolio - Investment Objective and Policies
--------------------------------------------------------

      The investment objective of the KPM Equity Portfolio is capital appreciation. In seeking to achieve this objective, the Adviser's investment philosophy is to follow a value analysis utilizing fundamental considerations to identify companies that are either large companies (market capitalizations in excess of $1 billion) or small to medium capitalization companies (market capitalizations between $100 million and $1 billion) which are selling at current prices substantially below what the Adviser believes to be a fair market price. Determinations of value are not made based upon market movement but are achieved from the Adviser's analysis of past earnings, future earnings projections, return on equity, strength and vision of management, price to earnings ratios and other factors. The Adviser views "long-term fundamental value" of a company as the value of a company based upon: (1) the level of earnings and profitability in the employment of the company's assets as distinguished from currently reported earnings (which may be and frequently are distorted by transient influences); (2) dividends actually paid or the capacity to pay such dividends currently and in the future; (3) a realistic expectation about the company's historical and projected growth of earning power; and (4) stability and predictability of these quantitative and qualitative projections of the future economic value of the company.

In selecting equity securities, KPM Equity Portfolio uses a conservative, fundamental, value selection process. KPM Equity Portfolio employs a "bottom-up" approach to stock selection. The Adviser uses computer and manual screens of a large number of publicly-held securities looking for specific balance sheet, return on investment and valuation criteria. These lists are further reduced through more in-depth company and industry analysis as well as contacts with company management. KPM Equity Portfolio looks for above-average quality companies as evidenced by a strong balance sheet, current or expected high return on equity and expected growth in excess of the rate of inflation. The
Adviser considers purchase when these companies are selling for low relative price/earnings ratios. Other valuation criteria such as price/book value, price/sales per share, price/cash flow per share and current yield are considered. Target purchase/sale prices are based on analytical judgments of objective relative price/earnings ratios and current earning power (or normalized earnings) of the company. Since such target prices are based on relative price/earnings ratios (relative to the Standard & Poor's 400 average) these target prices are adjusted as the overall market changes or when estimates of normalized earnings change. The Adviser considers selling companies as securities achieve their target price or when there is a fundamental change in the company's business prospects or other investment criteria.

KPM Fixed Income Portfolio - Investment Objective and Policies
--------------------------------------------------------------

      The investment objective of the KPM Fixed Income Portfolio is to provide a high level of total return over a market cycle of 3 to 5 years, consistent with the preservation of capital and prudent investment risk. In seeking to achieve this objective, the Adviser intends to invest in debt obligations of the U.S.
Government, its agencies and instrumentalities, and corporate bonds rated BBB or better by Standard & Poor's or Baa or better by Moody's Investors Service. See
Appendix A for a description of ratings. In pursuit of this objective, the Adviser seeks to identify fixed income securities which provide above-average relative yield, appreciation potential and safety of principal. Particular emphasis is placed on credit analysis of corporate issuers to enhance income return and protect against credit losses. The potential for capital appreciation is balanced with the need for capital preservation and stability of income.

      This Portfolio will invest in marketable, fixed income securities with investment grade ratings. These include government obligations, corporate debt, asset-backed securities and mortgage-backed securities such as mortgage pass-through certificates and collateralized mortgage obligations (CMO's) issued by government sponsored agencies and mortgage banking companies. Additional investments may also include dividend paying preferred stocks, non-investment grade corporate debt, municipal bonds and various money market instruments.
With respect to asset-backed and mortgage-backed securities, the term issuer will mean any separate trust or other entity formed exclusively to issue mortgage-backed and asset-backed securities, consisting of a discrete pool of underlying loans or leases.

Repurchase Agreements
---------------------

      Both of the Portfolios may invest in repurchase agreements on U. S.
Government Securities. The Portfolios' Custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective
Portfolio will promptly receive additional collateral so that the total collateral is an amount at least equal to the repurchase price plus accrued interest.

Option Trading Limits
---------------------

      The writing by the Portfolios of options on securities is subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Portfolio may write may be affected by options written by the other Portfolios and by other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. The Adviser believes it is unlikely that the level of option trading by the Fund will exceed applicable limitations.

Portfolio Turnover
------------------

      Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
For the period ending June 30, 1998, the portfolio turnover rate for KPM equity
Portfolio and KPM Fixed Income Portfolio was 32.25% and 19.33 respectively.  The
Fund does not expect the turnover rate for either the KPM Equity Portfolio or the KPM Fixed Income Portfolio to exceed 50% this year. The turnover rate will not be a limiting factor when management deems portfolio changes appropriate.

      Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

     The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are as follows:

NAME, POSITION WITH                     PRINCIPAL OCCUPATION
FUND AND ADDRESS           AGE          LAST FIVE YEARS
-------------------        ---          ---------------------
Randall D. Greer*<F4>     47            Director, President Chairman of the
Chairman, Director                      Board and Chief Executive Officer, KPM
                                        Investment Management, Inc., Omaha,
                                        Nebraska (1994-present)


                                        Director, President and Chief Executive
                                        Officer, Kirkpatrick Pettis Trust
                                        Company, Omaha, Nebraska (1995-Present)

                                        Director (1987-Present), President and
                                        Chief Operating Officer, Kirkpatrick,
                                        Pettis, Smith, Polian Inc., Omaha,
                                        Nebraska (1988-1994)

Rodney D. Cerny* <F4>     47            Director, Executive Vice President and
President and Director                  Chief Investment Officer, KPM Investment
                                        Management, Inc., Omaha, Nebraska (1994-
                                        present)

                                        Director, Kirkpatrick Pettis Trust
                                        Company, Omaha, Nebraska (1995-Present)

                                        First Vice President (1987-1990),
                                        Executive Vice President and Chief
                                        Investment Officer, Kirkpatrick, Pettis,
                                        Smith, Polian Inc., Omaha, Nebraska
                                        (1990-1996)

Donald L. Stroh           71            Retired; Superintendent of Schools,
Director                                Millard, Nebraska Public
5060 South 149th Court                  Schools (1955-1989)
Omaha, Nebraska  68137

William G. Campbell       64            Attorney - private practice (1993-
Director                                present); Partner Roger & Wells
P.O. Box 51,                            (attorneys), New York City, New York
3239 Wolf Lake Road                     (1991-1993)
Ely, MN  55731

Herbert H. Davis, Jr.     74            Owner, Miracle Hill Golf & Tennis
Director                                Center; President - Legacy Golf,
1401 North 120th Street                 Omaha, Nebraska
Omaha, NE  68154

Christine E. Walker       28            Associate Portfolio Manager, KPM
Assistant Secretary                     Investment Management, Inc., Omaha,
                                        Nebraska (1996-Present), Administrative
                                        Supervisor (1993-1996)

Jan M. Brockman           42            General Counsel--Financial Services,
Secretary                               Mutual of Omaha, Omaha, Nebraska (1995-
                                        Present), Partner, Orrick Herrington &
                                        Sutcliffe, San Francisco, California
                                        (1992-1995)

Jeffrey N. Sime           37            Executive Vice President, Chief
Treasurer                               Financial Officer, Kirkpatrick, Pettis,
                                        Smith, Polian Inc., Omaha, Nebraska
                                        (1993-present); Audit Supervisor, Peter
                                        Kiewit Sons, Inc., Omaha, Nebraska
                                        (1990-1993)

The addresses of the directors and officers of the Fund are that of the Fund unless otherwise indicated.

*<F4> Interested directors of the Fund by virtue of their affiliation with KPM
Investment Management, Inc.

     The following table represents the compensation amounts received for services as a director of the Fund:

                             Aggregate          Pension            Total
                           Compensation           or            Compensation
 Name & Position           from the Fund    Retirement*<F5>    from the Fund
 ---------------           -------------    ---------------   ---------------

Randall D. Greer*<F5>            $0                $0                $0
Chairman, Director

Rodney D. Cerny*<F5>             $0                $0                $0
President, Director

Donald L. Stroh              $1,800                $0            $1,800
Director

William G. Campbell          $1,800                $0            $1,800
Director

Herbert H. Davis, Jr.        $1,800                $0            $1,800
Director

     *<F5> Benefits paid for by the Adviser.

                    INVESTMENT ADVISORY AND OTHER SERVICES
                    ---------------------------------------

General
-------

      The investment adviser for the Portfolios is KPM Investment Management, Inc. (the "Adviser" or "KPM"). Until September 1, 1998, Lancaster
Administrative Services, Inc. acted as the administrator ("Lancaster") for the Fund. As of September 1, 1998, Firstar Trust Company serves as the
Administrator. Kirkpatrick, Pettis, Smith, Polian Inc. ("Kirkpatrick Pettis") acts as the Fund's distributor ("Distributor"). The Adviser, the Administrator and the Distributor will act as such pursuant to written agreements which will be periodically approved by the directors and/or the shareholders of the Fund.
The Adviser's and the Distributor's address is the same as the Fund's.

Control of the Adviser and the Distributor
------------------------------------------

      The Adviser and Kirkpatrick Pettis are wholly owned subsidiaries of KFS
Corporation, a Nebraska corporation which is a wholly owned subsidiary of Mutual of Omaha Insurance Company, a mutual insurance company organized under Nebraska law and engaged in the business of providing life, health, accident and related insurance products throughout the United States.

Investment Advisory Agreements and Administration Agreement
-----------------------------------------------------------

      KPM acts as the investment adviser to the Fund and the Portfolios under an Investment Advisory Agreement ("Advisory Agreement"). The Advisory Agreement has been approved by the Board of Directors (including a majority of the directors who are not parties to the Advisory Agreement, or interested persons of any such party, other than as directors of the Fund). The Advisory Agreement for all Portfolios was approved by the shareholders on April 15, 1994. The
Advisory Agreement was last approved by the Board of Directors on July 27, 1998.

      The Advisory Agreement terminates automatically in the event of its assignment. In addition, the Advisory Agreement is terminable at any time with respect to a Portfolio, without penalty, by the Board of Directors of the Fund, by vote of a majority of the affected Portfolio's outstanding voting securities on 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Fund. Unless sooner terminated, the Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meet-ing called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Portfolios approves the Advisory
Agreement, the Advisory Agreement shall continue in effect with respect to such approving Portfolio whether or not the shareholders of any other Portfolio approve such Advisory Agreement.

      Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly advisory fee equal on an annual basis to .80% of the KPM Equity Portfolio's average daily net assets. The Fund pays the Adviser a monthly advisory fee equal on an annual basis to .60% of the KPM Fixed Income Portfolio's average daily net assets. The Advisory Agreement also provides that the Adviser shall reimburse the Portfolios monthly to the extent of the advisory fee paid, for annual expenses of the Portfolios exceeding 1.5% of the average daily net assets for the KPM Equity Portfolio and 1.25% of the average daily net assets for the KPM Fixed Income Portfolio.

      Under the Advisory Agreement, the Adviser provides each Portfolio with advice and assistance in the selection and disposition of that Portfolio's investments. All investment decisions are subject to review by the Board of Directors of the Fund. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund.
Under the Advisory Agreement, the Adviser has agreed to reimburse the Portfolios monthly to the extent of the advisory fee paid if annual total expenses exceed
1.50% of the Equity Portfolio's and 1.25% of the Fixed Income Portfolio's average annual net assets. At June 30, 1998, the Adviser had reimbursed the Fixed Income Portfolio $8,538 for expenses. The Adviser did not reimburse the Equity Portfolio during the past fiscal year.

      Pursuant to the Fund Administration Servicing Agreement, the Transfer
Agent Servicing Agreement, and the Fund Accounting Servicing Agreement, Firstar
Trust Company will act as administrator, transfer agent and fund accountant to provide all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund. Under the Fund Administration Servicing
Agreement, Firstar will receive an administration fee, for both Portfolios combined, at an annual rate of 6 basis points (0.06%) on the first $400 million, 5 basis points (0.05%) on the next $1 billion and 3 basis points (0.03%) on the balance of the daily average net assets of the Portfolios. The Fund
Administration Servicing Agreement further provides that the annual fee in any event shall not be less than $60,000 in the aggregate for all Portfolios. Fees will be billed to the Fund on a monthly basis.

      Under the Transfer Agent Servicing Agreement, Firstar will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. Firstar will receive a transfer agent fee which will be billed on a monthly basis.

      Under the Fund Accounting Servicing Agreement, Firstar will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Firstar will receive a fund accountant fee, for both Portfolios combined, which will be billed on a monthly basis.

      For the period July 5, 1994 to June 30, 1995, and during the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, the Fund paid to the
Adviser and to Lancaster, the previous administrator, the following amounts for advisory and administrative services as indicated:



               ADVISORY FEE                                             ADMINISTRATIVE FEE
              --------------                                           --------------------
YEAR ENDED       EQUITY         FIXED INCOME                      EQUITY      FIXED INCOME
 JUNE 30        PORTFOLIO        PORTFOLIO        TOTAL         PORTFOLIO      PORTFOLIO       TOTAL
----------      ---------       ------------      ------         --------     -----------     ------
(Since
inception
07/05/94)
1995            $ 77,104          $ 16,101      $ 93,205         $ 24,095       $  6,709     $ 30,804
1996            $181,817          $ 44,938      $226,755         $ 56,865       $ 18,757     $ 75,622
1997            $272,525          $ 50,207      $322,232         $ 85,164       $ 20,919     $106,083
1998            $408,062          $ 60,788      $468,850         $127,519       $ 25,328     $152,847



Custodian
---------

      The Custodian for the Fund and each of the Portfolios is Firstar Trust Company, 615 E. Michigan Street, Milwaukee, Wisconsin 53202. Firstar Trust Company, as Custodian, holds all of securities and cash owned by the Portfolios.

                               DISTRIBUTION PLAN
                               ------------------

      Rule 12b-1(b) under the 1940 Act provides that any payments made by the Portfolios in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Portfolios are distribution expenses within the meaning of Rule 12b-1, the Fund has entered into a Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

      In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Portfolio's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the plan, cast in person at a meeting for the purpose of voting on such plan or agreement. Rule 12(b)-1(b)(3) requires that the plan or agreement provide, in substance:

      (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

      (b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

      (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Portfolio.

      Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments to the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

      Rule 12b-1(c) provides that the Fund may rely upon Rule 12b-1(b) only if the selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders. The Fund has complied with the provisions of Rule 12b-1 and the Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

      Pursuant to the provisions of the Distribution Plan, each of the Portfolios pays a fee to the Distributor computed and paid monthly at an annual rate of up to .25% of such Portfolio's average daily net assets in order to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of such Portfolio's shares.

      Expenses for which the Distributor will be reimbursed under the Distribution Plan include, but are not limited to, compensation paid to registered representatives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and printing of sales literature; advertisement, promotion, marketing and sales expenses; and other distribution-related expenses. Compensation will be paid out of such amounts to investment executives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor as follows. If shares of the Portfolios are sold by a representative of a broker-dealer other than the Distributor, that portion of the reimbursement which is attributable to shares sold by such representative is paid to such broker-dealer. If shares of the Portfolios are sold by an investment executive of the Distributor, compensation will be paid to the investment executive by the Distributor in an amount not to exceed that portion of .25% of the average daily net assets of the Portfolios which is attributable to shares sold by such investment executive.

      Under the Distribution Plan, the Fund paid the Distributor the following amounts for the period July 5, 1994 to June 30, 1995, and the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998:


                      07/05/94
                         to         Year Ended     Year Ended     Year Ended
                      06/30/95       06/30/96       06/30/97       06/30/98
                     ----------     ---------      ----------    -----------
Equity Portfolio      $ 24,104       $ 56,550       $ 85,056       $127,496
Fixed Income Portfolio   6,712         18,709         20,901         25,329
                     ----------     ---------      ----------    -----------
Total                 $ 30,816       $ 75,259       $105,957       $152,825

      For the year ended June 30, 1998, the Distributor has paid for the following:

             Advertising                                            $     0.00
             Printing & Mailing of Prospectuses
               to new shareholders                                    2,221.00
             Compensation to Dealers                                      0.00
             Compensation to Sales Personnel                        150,604.00
             Other Finance Charges                                        0.00
             Other Fees                                                   0.00
                                                               ---------------
                  TOTAL                                            $152,825.00

      Under the Distribution Agreement, the Distributor is also the principal underwriter of the Fund's shares and continuously distributes the shares on an agency best efforts basis. In so doing, the Distributor may pay its representatives or others additional amounts over the amounts paid under the Distribution Plan in furtherance of distribution of the Fund's shares.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS
                ------------------------------------------------

      The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

      When consistent with these objectives, business may be placed with broker-dealers, including the Distributor, who furnish investment research and/or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser may receive a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

      The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of any Portfolio's transactions in exchange for research services provided the Adviser except as noted below. However, from time to time the Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide the Adviser with research services which the Adviser anticipates will be useful to it. The Adviser will authorize the Portfolio to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser doing so determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

      Agency transactions for the Portfolios may be effected through the Distributor, as discussed in the Prospectus under "Management-Portfolio Brokerage." In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time,
(b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers, and (c) conform to the requirements of Rule 17e-1 under the 1940 Act. While the Adviser does not deem it practicable and in the best interest of the Portfolios to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

      In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser. Investment decisions for the Portfolios and for such advisory clients are made by the Adviser with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of one of the Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio involved is concerned. At the same time, however, it is believed that the ability of the Portfolio to participate in volume transactions will sometimes produce better execution prices.

      For the period July 5, 1994 to June 30, 1995 and the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, the Fund paid $26,538, $30,853,
$35,120 and $46,430 respectively, in brokerage commissions, some of which was paid to the Fund's Distributor, allocated among the Portfolios as follows:


                      07/05/94
                         to         Year Ended     Year Ended     Year Ended
                      06/30/95       06/30/96       06/30/97       06/30/98
                     ----------     ---------      ----------    -----------
Equity Portfolio        $10,736     $18,684          $10,518        $11,976
Fixed Income Portfolio      260         300                0              4
                     ----------     ---------      ----------    -----------
Total to Fund's
  Distributor           $10,996     $18,984          $10,518        $11,980

The brokerage commissions paid to the Funds' Distributor, which is a related person to the Funds' Adviser, amounted to 41% of the total for the period
July 5, 1994 to June 30, 1995, 62% for the fiscal year ended June 30, 1996, 30% for the fiscal year ended June 30, 1997 and 26% for the fiscal year ended
June 30, 1998. The remaining brokerage commissions were paid to eight unrelated brokers. Of the aggregate dollar amount of transactions involving payment of commissions, 21% or $6,813,337, were effected through the Distributor during the fiscal year ended June 30, 1998.

                           CAPITAL STOCK AND CONTROL
                           -------------------------

      A complete description of the rights and characteristics of the Fund's capital stock is included in the Prospectus.

      The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of each Portfolio as of July 31, 1998:



PORTFOLIO             NAME AND ADDRESS                             SHARES                 % OWNERSHIP
---------             ----------------                            -------                 ------------

EQUITY              Kirkpatrick, Pettis, Smith, Polian Inc.    781,919.579                24.12%
PORTFOLIO           401k Profit Sharing Plan
                    10250 Regency Circle
                    Omaha, NE  68114

                    Maril & Co.                                165,918.168                5.12%
                    c/o Marshall & Ilsley Trust & Co.
                    P.O. Box 2977
                    Milwaukee, WI  53202

FIXED INCOME        Maril & Co.                                100,069.130                9.21%
                    c/o Marshall & Ilsley Trust & Co.
                    P.O. Box 2977
                    Milwaukee, WI  53202


      As of August 17, 1998, Kirkpatrick Pettis had control of the voting power of 3,834,436.747 shares of the 826,782.773 shares outstanding held by it as trustee of its employees' 401(k) Profit Sharing Plan and an affiliated entity, Kirkpatrick Pettis Trust Company, had control of the voting power of 1,059,325.632 shares of the 3,834,436.747 shares outstanding held by it as trustee for its customers. As a result, Kirkpatrick Pettis and Kirkpatrick Pettis Trust Company could elect all of the directors if such shares were voted on a noncumulative basis and three out of the five directors if such shares were voted on a cumulative basis. In addition, Kirkpatrick Pettis and Kirkpatrick Pettis Trust Company could ratify the selection of the Fund's accountants. On matters affecting the Portfolios, Kirkpatrick Pettis and Kirkpatrick Pettis Trust Company could control the outcome of all matters presented to the Equity Portfolio and the Fixed Income Portfolio.

      The Directors and officers of the Fund beneficially owned 105,119.224 shares or 3.77% of the Equity Portfolio. Directors and officers owned 3.18% of the shares outstanding in all Portfolios as of August 17, 1998.


                   NET ASSET VALUE AND PUBLIC OFFERING PRICE
                   ------------------------------------------

      The method for determining the public offering price of Portfolio shares is summarized in the Prospectus in the text following the headings "Purchase of Shares" and "Valuation of Shares." The net asset value of each Portfolio's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Portfolio shares are tendered for redemption and no order for Portfolio shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

      The portfolio securities in which each Portfolio invests fluctuate in value, and hence the net asset value per share of each Portfolio also fluctuates. An example of how the net asset value per share for all Portfolios was calculated on June 30, 1998 is as follows:


                 EQUITY PORTFOLIO                                         FIXED INCOME PORTFOLIO
 -----------------------------------------------             ------------------------------------------------
       Net Assets               Net Assets Value                 Net Assets                 Net Assets Value
   ------------------   =          per Share                 ------------------     =          per Share
   Shares Outstanding                                        Shares Outstanding

       $56,115,004                                              $11,744,036
   ------------------   =            $17.31                  ------------------     =            $10.80
      3,241,980.377                                            1,087,041.208


                              PURCHASE OF SHARES
                              -------------------

      The manner in which the shares of the Portfolios are offered to the public is described in the Prospectus under the headings "Purchase of Shares" and "Valuation of Shares". Shares of the Portfolios may be purchased initially subject to the minimums set forth in the Prospectus, unless the purchaser is an employee of the Distributor, Adviser or Mutual of Omaha Insurance Company, or is a family member of such employee. The term family member shall include parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son or daughter, son-in-law or daughter-in-law, and their respective children. In addition, the term shall include any person who is supported directly or indirectly, to a material extent, by the employee or other family member. The minimum initial investment for accounts established by money purchase/profit-sharing plans, 401(k) plans, IRA/SEP, 403(b) plans or 457 (state deferred compensation plans) is $2,000. Finally, investments made by an individual, or by an individual's spouse and/or children under the age of 21, purchasing shares for their own account, or by a trustee, or other fiduciary purchasing for a single trust estate, or single fiduciary account will be treated as investments made by a single investor for purposes of meeting initial purchase requirements.


                                   REDEMPTION
                                  -----------

      Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.


                                   TAX STATUS
                                  -----------

      The Fund will qualify and intends to continue to qualify its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

      The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

      Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.


                        CALCULATIONS OF PERFORMANCE DATA
                       ---------------------------------

      From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolio's net investment income per share for the base period, which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the result. The Portfolio's net investment income changes in response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

      Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

      Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such portfolio. In periods of rising interest rates, the opposite can be expected to occur.

      The Fund may also quote the indices of bond prices and yields prepared by Lehman Bros., Inc., Salomon Bros., Inc., Merrill Lynch or other leading broker-dealer firms. These indices are not managed for any investment goal and their composition may be changed from time to time.

      The Fixed Income Portfolio may quote the yield or total return on Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Portfolio's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Portfolio may invest does not reflect the Portfolio's performance. Furthermore, such yields or total returns do not take into account either the effects of portfolio management or of management fees or other expenses. The issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity; however there are no such guarantees with respect to shares of the Portfolio. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or re-negotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U.
S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities may have less potential for capital appreciation when interest rates rise.

      In connection with the quotations of yields in advertisements described above, the Fund will also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement. The yield of the Fixed Income Portfolio for the 30-day period ending June 30, 1998 was 5.30%.

      The average annual total returns of the Portfolios for one year ending June 30, 1998 and from inception to date ending June 30, 1998 are as follows:

                            ANNUALIZED TOTAL RETURN
                            ------------------------
                                            07/05/94
                                          (Inception)
                            1 Year          To Date
                            -------       ------------
Equity Portfolio              8.88%          21.31%
Fixed Income Portfolio        9.39%          7.65%


                              FINANCIAL STATEMENTS
                              --------------------

      Attached hereto is the Fund's Annual Financial Report dated June 30, 1998.

                                    AUDITORS
                                   ---------

      The Board of Directors, including all disinterested directors, unanimously approved the appointment of Deloitte & Touche LLP, 2000 First National Center, Omaha, Nebraska 68102 as the Fund's independent accountants.


                                  APPENDIX A

                      RATINGS OF CORPORATE OBLIGATIONS,
                    COMMERCIAL PAPER, AND PREFERRED STOCK

                        Ratings of Corporate Obligations
                       ---------------------------------

Moody's Investors Service, Inc.
--------------------------------

      Aaa:  Bonds which are rated Aaa are judged to be of the best quality.
      ---
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa:   Bonds which are rated Aa are judged to be of high quality by all
      --
standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A:    Bonds which are rated A possess many favorable investment attributes
      -
and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa:  Bonds which are rated Baa are considered as medium grade
      ---
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba:   Bonds rated Ba are judged to have speculative elements; their future
      --
cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B:    Bonds rated B generally lack characteristics of desirable
      -
investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa:  Bonds rated Caa are of poor standing.  Such bonds may be in default
      ---
or there may be present elements of danger with respect to principal and interest.

      Ca:   Bonds rated Ca represent obligations which are speculative in a high
      --
degree.  Such bonds are often in default or have other marked shortcomings.

      Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

Standard & Poor's Corporation
-----------------------------

      AAA:  Bonds rated AAA have the highest rating assigned by Standard &
      ---
Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA:   Bonds rated AA have a very strong capacity to pay interest and repay
      --
principal and differ from the highest rated issues only in a small degree.

      A:    Bonds rated A have a strong capacity to pay interest and repay
      -
principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB:  Bonds rated BBB are regarded as having an adequate capacity to pay
      ---
interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

      BB--B--CCC-CC:  Bonds rated BB, B, CCC, and CC are regarded, on balance,
      -------------
as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                            Commercial Paper Ratings
                            ------------------------

Standard & Poor's Corporation
-----------------------------

      Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment.
Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

Moody's Investors Service, Inc.
-------------------------------

      Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Prime-1    Superior capacity for repayment
            Prime-2    Strong capacity for repayment
            Prime-3    Acceptable capacity for repayment

                           Ratings of Preferred Stock
                          ---------------------------

Standard & Poor's Corporation
-----------------------------

       Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

       The preferred stock ratings are based on the following considerations:

       1.Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

       2.Nature of and provisions of the issue.

       3.Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

       AAA:  This is the highest rating that may be assigned by Standard &
       ---
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

       AA:   A preferred stock issue rated AA also qualifies as a high-quality
       --
fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

       A:    An issue rated A is backed by a sound capacity to pay the preferred
       -
stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB:  An issue rated BBB is regarded as backed by an adequate capacity to
       ---
pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

       BB, B, CCC:  Preferred stock issues rated BB, B, and CCC are regarded, on
       ----------
balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       CC:   The rating CC is reserved for a preferred stock issue in arrears on
       --
dividends or sinking fund payments but that is currently paying.

       C:    A preferred stock rated C is a nonpaying issue.
       -

       D:    A preferred stock rated D is a nonpaying issue with the issuer in
       -
default on debt instruments.

       NR indicates that no rating has been requested, that there is
       --
insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

       Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc.
-------------------------------

       aaa:  An issue which is rated aaa is considered to be a top-quality
       ---
preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

       aa:   An issue which is rated aa is considered a high-grade preferred
       --
stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

       a:    An issue which is rated a is considered to be an upper-medium grade
       -
preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

       baa:  An issue which is rated baa is considered to be medium grade,
       ---
neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

       ba:   An issue which is rated ba is considered to have speculative
       --
elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

       b:    An issue which is rated b generally lacks the characteristics of a
       -
desirable investment.   Assurance of dividend payments and maintenance of other
terms of the issue over any long period of time may be small.

       caa:  An issue which is rated caa is likely to be in arrears on dividend
       ---
payments. This rating designation does not purport to indicate the future status of payments.

       ca:   An issue which is rated ca is speculative in a high degree and is
       --
likely to be in arrears on dividends with little likelihood of eventual payment.

       c:    This is the lowest rated class of preferred or preference stock.
       -
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      PART C

                                  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements

          (1)  Financial Highlights (Included in Part A)

          (2)  Included in Part B:

               Incorporated by reference:

                    Annual Report dated June 30, 1998
                    filed on EDGAR on August 28, 1998

                    - Schedule of Investments - KPM Equity Portfolio
                    - Schedule of Investments - KPM Fixed Income Portfolio
                    - Statements of Assets and Liabilities
                    - Statements of Operations
                    - Statements of Changes in Net Assets
                    - Financial Highlights
                    - Notes to Financial Statements
                    - Independent Auditors' Report

     (b)  Exhibits

              Exhibits No.      Description
               *<F7>1.      Articles of Incorporation
               *<F7>2.      Bylaws
                    3.      Not Applicable
                    4.      Not Applicable
               *<F7>5.      Amended Management and Investment Advisory Agreement
               *<F7>6.      Distribution Agreement
                    7.      Not Applicable
                    8.      Custodian Servicing Agreement between KPM Funds,
                              Inc. and Firstar Trust Company dated
                              September 1, 1998
                   9.1      Fund Administration Servicing Agreement between KPM
                              Funds, Inc. and Firstar
                              Trust Company dated September 1, 1998
                   9.2      Fund Accounting Servicing Agreement between KPM
                              Funds, Inc. and Firstar Trust Company
                              dated September 1, 1998
                   9.3      Transfer Agent Servicing Agreement between KPM
                              Funds, Inc. and Firstar Trust Company
                              dated September 1, 1998
              *<F7>10.      Opinion and Consent of Messrs. Cline, Williams,
                              Wright Johnson & Oldfather
                   11.      Consent of Deloitte & Touche LLP
                   12.      Not Applicable
              *<F7>13.      Subscription Agreement of KPM Investment
                              Management, Inc.
             **<F8>14.      Prototype Retirement Plan Documents
              *<F7>15.      Rule 12b-1 Plan
                   16.      Schedule of Computations for Performance Quotations
                   17.      Financial Data Schedule

*<F7>Filed in Post-effective Amendment No. 2 on October 13, 1995.
**<F8>Filed in Pre-effective Amendment No. 1 on June 24, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

    Kirkpatrick, Pettis, Smith, Polian Inc., a Nebraska corporation ("Kirkpatrick Pettis"), which serves as the distributor of the Registrant, is deemed to be in control of the Registrant as a result of its capacity as Trustee of its employees' 401K Profit Sharing Plan which holds a significant percentage of the shares of the Registrant. Kirkpatrick Pettis is a wholly owned subsidiary of Mutual of Omaha Insurance Company, a mutual insurance company organized under Nebraska law.

Item 26.  Number of Holders of Securities
          -------------------------------

    As of August 17, 1998, the number of shareholders for the KPM Equity Portfolio and the KPM Fixed Income Portfolio was 485 and 139, respectively.

Item 27.     Indemnification
             ---------------

    The Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth therein. The Registrant has made such indemnification mandatory. Reference is made to
Article 8.d. of the Articles of Incorporation (Exhibit 1) and Article XIII of the Bylaws of Registrant (Exhibit 2).

    The general effect of such provisions is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines and reasonable expenses, including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; (5) in the case of directors, officers and employees of the corporation, or in the case of directors, officers, or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

    Nevertheless, Article 8.d. of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Article XIII of the Fund's Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    In addition to the indemnification provisions contained in the Registrant's Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Fund Administration Servicing Agreement, Transfer Agent Servicing Agreement, Fund Accountant Servicing Agreement and Custodian Servicing Agreement. Finally, the Registrant has also included in its Articles of Incorporation (See Article X of the Articles of Incorporation [Exhibit 1]) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty of such directors. Such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

                                  Position With                             Business Connections
        Name                         Advisor                          (Present and for past two years)
        ----                     --------------                      ---------------------------------
Randall D. Greer*<F9>       Chairman of the Board,                Director, Butler Holdings, Inc.
                            President and CEO

Rodney D. Cerny*<F9>        Director, Executive                   Director and Secretary, Smeal Manufacturing, Inc., Board Member,
                            Vice President and CIO                University of Nebraska, CBA Alumni Board

Jan M. Brockman*<F9>        Secretary

Jeffrey N. Sime*<F9>        Treasurer

Bruce H. Van Kooten*<F9>    First Vice President

Patrick M. Miner            Vice President                        Vice President, Mutual Asset Management Co. and Vice President
                                                                  and Portfolio Manager, Mutual of Omaha Insurance Company an
                                                                   United of Omaha Insurance Company

John W. Weekly              Director                              Vice Chairman and Chief Executive Officer, Mutual of Omaha
                                                                  Insurance Company and United of Omaha Insurance Company; Director
                                                                  of Companion Life Insurance Company; Kirkpatrick, Pettis, Smith,
                                                                  Polian Inc.; Tele-Trip Company, Inc., Omaha Financial Insurance
                                                                  Company; Omaha Property and Casualty Insurance Company; United
                                                                  World Life Insurance Company; Norwest Bank Nebraska, N.A.;
                                                                  Health Insurance Association of America; Omaha Airport Authority;
                                                                  and Bellevue College.

John A. Sturgeon            Director                              President, Mutual of Omaha Insurance Company, United of Omaha
                                                                  Insurance Company and United Arts of Omaha; Director of
                                                                  Kirkpatrick, Pettis, Smith, Polian Inc.; Mutual of Omaha
                                                                  Marketing Corporation; Omaha Property and Casualty Insurance
                                                                  Company; Tele-Trip Company, Inc.; Companion Life Insurance
                                                                  Company; United World Life Insurance Company; The Omaha Indemnity
                                                                  Company, and Omaha Chamber of Commerce; Trustee, University of
                                                                  Nebraska-Lincoln School of Accountancy.

Peter N. Lahti              Director                              Chairman of the Board, President and Chief Executive Officer,
                                                                  Kirkpatrick, Pettis, Smith, Polian Inc.; Director of KFS
                                                                  Corporation; Child Saving Institute; American Red Cross; and
                                                                  Chairman, PSA PAC.

*<F9> See caption "Directors and Executive Officers" in the Statement of Additional Information forming a part of this Registration Statement.

Item 29.  Principal Underwriters
         ----------------------

       (a)    Not applicable.

       (b)

                                         Position and Offices                  Positions and Offices
      Name                                 with Underwriter                       with Registrant
      -----                               ------------------                    --------------------
Gregory D. Adams **<F10>            First Vice President, Branch Manager,              None
                                    Private Client Services, Denver, CO

John (Jack) J. Bell, Jr. **<F10>    First Vice President, Institutional                None
                                    Sales, Denver, CO
Thomas R. Bishop **<F10>            First Vice President, Public Finance               None
                                    Banker, Denver, CO

Joseph M. Brady **<F10>             Senior Vice President and Manager,                 None
                                    Tax-Exempt Trading, Denver, CO

Robert E. Brady *<F11>              Senior Vice President, Private Client              None
                                    Services, Omaha, NE

Arlan Dohrmann **<F10>              First Vice President, Public Finance               None
                                    Banker, St. Louis, MO

Samuel C. Doyle **<F10>             Executive Vice President, Fixed Income Capital     None
                                    Markets, Denver, CO

Lauren G. Faist *<F11>              Senior Vice President, Private Client Services,    None
                                    Omaha, NE

Patricia A. French *<F11>           First Vice President, Human Resources,             None
                                    Omaha, NE

Richard Fulmer **<F10>              First Vice President, Taxable Securities           None
                                    Trader, Denver, CO

Marvin E. Giannangelo *<F11>        Senior Vice President, Private Client Services,    None
                                    Omaha, NE

Darrel H. Gottsch *<F11>            Senior Vice President, Private Client              None
                                    Services, Omaha, NE

Joseph E. Haller *<F11>             Executive Vice President and Director,             None
                                    SID, Omaha, NE

Richard S. Healy *<F11>             First Vice President, Municipal Trading,           None
                                    Omaha, NE

Andrew B. Kane **<F10>              First Vice President, Public Finance Banker,       None
                                    Denver, CO

Robert F. Kathol *<F11>             Executive Vice President, Corporate Finance,       None
                                    Omaha, NE

Kurt W. Kitson *<F11>               Senior Vice President, Risk Management             None
                                    and Compliance

Patrick E. Knoell **<F10>           Senior Vice President, Manager                     None
                                    Taxableand Tax-Exempt Sales, Denver, CO

Bradley L. Knuth *<F11>             Senior Vice President, Private Client Services,    None
                                    Omaha, NE

John E. Kuehl *<F11>                First Vice President, SID Underwriting,            None
                                    Omaha, NE

Peter N. Lahti *<F11>               Chairman of the Board, President                   Director
                                    and Chief Executive Officer

Stephen J. Lococo *<F11>            Senior Vice President, Private Client Services,    None
                                    Omaha, NE

Philip A. Lorenzen *<F11>           First Vice President, Public Finance Banker,       None
                                    Omaha, NE

Philip M. (Marty) Nohe ****<F13>    First Vice President, Public Finance Banker,       None
                                    Overland Park, KS

L.C. (Jack) Petersen *<F11>         Chairman Emeritus of the Board of Directors        None

Kevin Peterson *****<F14>           First Vice President, Public Finance Banker,       None
                                    Salt Lake City, UT

Darwin L. Reider *<F11>             First Vice President, Public Finance Banker,       None
                                    Omaha, NE

Owen L. Saddler, Jr. *<F11>         Executive Vice President, Equity Trading,          None
                                    Omaha, NE

Jeffrey N. Sime *<F11>              Executive Vice President, Treasurer and            Treasurer
                                    Chief Financial Officer, Omaha, NE

Eugenia M. Simpson *<F11>           First Vice President, Director of Research,        None
                                    Omaha, NE

John P. Smigelsky *<F11>            Senior Vice President, Private Client Services,    None
                                    Omaha, NE

Daniel J. Smith *<F11>              First Vice President, Public Finance Banker,       None
                                    Omaha, NE

John H. Staiano **<F10>             First Vice President, Private Client Services,     None
                                    Denver, CO

Theodore T. Thull *<F11>            Senior Vice President, Private Client Services,    None
                                    Omaha, NE

Roger V. Voorhees *<F11>            First Vice President, Private Client Services,     None
                                    Omaha, NE

Paul R. Wertz *<F11>                Senior Vice President, Private Client Services,    None
                                    Omaha, NE

*<F11>10250 Regency Circle, Omaha, NE  68114
**<F10> One Norwest Center, 1700 Lincoln St., Ste. 1300, Denver, CO  80203
***<F12> Creve Couer Executive Park, 745 Craig Road, Ste. 220, St. Louis, MO
        63141
**** <F13>8401 Indian Creek Parkway, 40 Corporate Woods, Ste. 520, Overland
          Park, KS  66210
*****<F14>4001 South 700 East, Ste. 500, Salt Lake City, UT  84107

       (c)    Not applicable


Item 30.  Location of Accounts and Records
          --------------------------------

       All required accounts, books and records will be maintained by KPM
Investment Management, Inc. and Kirkpatrick, Pettis, Smith, Polian Inc., 10250
Regency Circle, Omaha, Nebraska 68114. Separate ledger accounts will be maintained by Firstar Trust Company, 615 E. Michigan Street, Milwaukee,
Wisconsin 53202.

Item 31.  Management Services
          -------------------

       Not applicable.


Item 32.      Undertakings
              ------------

       Subject to the terms and conditions of Section 15(d) of the Securities
Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

       The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question or removal of a director, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares and to assist in communications with other shareholders as required by Section
16(c) of the 1940 Act.

       The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-
Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on the 1st day of September, 1998. The undersigned hereby certifies that this Post-Effective Amendment meets all the requirements for effectiveness pursuant to Rule 485(b).

                                           KPM FUNDS, INC.



                                           By:/s/ Rodney D. Cerny
                                              --------------------------------
                                             Rodney D. Cerny
                                             President and Principal Executive
                                             Officer

Pursuant to the requirements of the Securities Act of 1933, the Registration
Statement has been signed below by the following persons in the capacities indicated on September 2, 1998:

Signatures
----------

/s/ Rodney D. Cerny
------------------------------------
Rodney D. Cerny, President, Director
and Principal Executive Officer



/s/ Randall D. Greer
---------------------------------------
Randall D. Greer, Chairman and Director


/s/ Jeffrey N. Sime
------------------------------------
Jeffrey N. Sime, Treasurer and
Principal Financial Officer


/s/ Donald L. Stroh                          /s/ Rodney D. Cerny
-------------------------------------        ---------------------------------
Donald L. Stroh, Director                    Rodney D. Cerny, Attorney-in-Fact


/s/ William G. Campbell
-------------------------------------
William G. Campbell, Director


/s/ Herbert H. Davis
------------------------------------
Herbert H. Davis, Jr., Director

